UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2005


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


       Maryland                  001-09279                       13-3147497
       --------------------------------------------------------------------
       (State or other      (Commission file No.)             (IRS Employer
        jurisdiction of                                           I.D. No.)
        incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)

        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================
Item 1.01.        Entry into a Material Definitive Agreement.

On November 22, 2005, a wholly-owned subsidiary of the registrant ("Buyer") entered into a Purchase and Sale Agreement with HAVERTACQ 11 LLC, a Delaware limited liability company ("Seller"), pursuant to which the Seller agreed to sell, and the Buyer agreed to purchase, 11 properties leased by Haverty Furniture Companies, Inc. for a purchase price of $25,250,000 above the outstanding principal amount of a Note. The Note, in the original principal amount of $28,600,000 is dated August 16, 2002, of which approximately $27,000,000 is expected to be outstanding at closing, resulting in a total purchase price of approximately $52,250,000. The Note is secured by a mortgage on the 11 properties. The Purchase and Sale Agreement was entered into at arms length and there is no relationship between the registrant, Buyer or any of their affiliates and the Seller or any of its affiliates.

Consummation of the transaction is conditioned upon satisfaction of specific terms and conditions and delivery of specific documents, including consent of the mortgagee to assumption by Buyer of the Note and mortgage. Buyer has been afforded a due diligence period, pursuant to which Buyer may, in its sole discretion, terminate the Purchase and Sale Agreement prior to the expiration of the due diligence period.

The 11 properties are leased on a "net" basis pursuant to a lease dated August 6, 2002. The initial term of the lease expires on August 14, 2022 and the current rent is $4,066,000, increasing every five years during the term of the lease.

Item 9.01. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired. Not applicable.

          (b) Pro Forma Financial Information. Not applicable.

          (c) Exhibits.

                  10.1 Purchase and Sale Agreement, dated as of November22, 2005, between OLP Haverty's LLC and HAVERTACQ 11 LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ONE LIBERTY PROPERTIES, INC.



Date:     November 22, 2005      By:  /s/ Simeon Brinberg
                                 -----------------------------------
                                 Simeon Brinberg
                                 Senior Vice President

                           PURCHASE AND SALE AGREEMENT
                           (HAVERTY'S PORTFOLIO SALE)


         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between HAVERTACQ 11 LLC, a Delaware liability company ("Seller"), and OLP HAVERTY'S LLC, a Delaware limited liability company ("Purchaser").

         In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                       1.
                                PURCHASE AND SALE

1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "Property"):

(a) Land. Those certain tracts of land (collectively, the "Land") set forth on Exhibit A attached hereto and made a part hereof and legally described on Exhibits A-1 through A-11 attached hereto and made a part hereof.

(b) Easements. All easements, if any, benefiting the Land or the Improvements (as defined in Section 1.1(d) of this Agreement).

(c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

(d) Improvements. All improvements and related amenities owned by Seller (collectively, the "Improvements") in and on the Land.

(e) Leases. That certain Lease Agreement dated as of August 6, 2002 (the "Lease"), between Seller, as landlord, and Haverty Furniture Companies, Inc., as tenant ("Tenant"), and all security deposits, if any, held by Seller under the Lease on the Closing Date (as defined in Section 6.1 of this Agreement).

(f) Tangible Personal Property. All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements, but specifically excluding all tangible personal property owned or leased by Tenant (the "Tangible Personal Property").

(g) Intangible Property. To the extent assignable without the consent of third parties, all intangible property (the "Intangible Property"), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans, but specifically excluding all intangible property owned or leased by Tenant.

1.2 Independent Consideration. Upon execution of this Agreement, Purchaser has delivered to Seller, and Seller acknowledges receipt of, FIFTY AND NO/100 DOLLARS ($50.00) (the "Independent Consideration"), as consideration for Purchaser's right to purchase the Property and for Seller's execution, delivery and performance of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

                                       2.
                                 PURCHASE PRICE

2.1 Purchase Price. The purchase price (the "Purchase Price") for the Property shall be TWENTY-FIVE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($25,250,000.00) cash above the outstanding principal balance of the Note at Closing and shall be paid to Seller at the Closing (as defined in Section 6.1 of this Agreement) as follows:

(a) Purchaser's assumption of the debt evidenced by that certain Promissory Note dated August 6, 2002 (the "Note"), in the original principal amount of $28,600,000.00, payable by Seller to Greenwich Capital Financial Products, Inc., a Delaware corporation ("Lender"). The terms and conditions governing the Note and repayment thereof are more particularly set forth in that certain Loan Agreement dated August 6, 2002 (the "Loan Agreement"), between Seller, as borrower, and Lender. The Note is also secured by, among other things, the instruments set forth on Exhibit H attached hereto and made a part hereof (the Note, Loan Agreement and security instruments set forth on Exhibit H attached hereto are herein collectively referred to as the "Loan Documents"); and

(b) Payment of the cash portion of the Purchase Price in the amount of $25,250,000 (less the Earnest Money) to Seller at Closing by wire transfer in accordance with wire transfer instructions to be provided by Seller.

The Purchase Price shall be allocated among the eleven (11) properties comprising the Property in accordance with Exhibit I attached hereto and made a part hereof. 2.2 Assumption of Note and Loan Documents. It shall be a condition precedent to Seller's Closing obligations that Lender approve in writing Purchaser's assumption (with the same recourse liability as currently exists under the Loan Documents with respect to Seller) of the Note and Loan Documents and that Seller (and General Electric Capital Corporation, as guarantor) shall be released by Lender from all rights, obligations, covenants and agreements under the Loan Documents, whether accruing before or after the Closing Date (the "Release"). It shall be a further condition precedent that Seller not be required to execute any document, agreement, opinion or instrument in connection with such assumption other than the Assumption Agreement (as defined herein) in form and substance acceptable to Seller in its reasonable discretion. It shall be a condition precedent to Purchaser's Closing obligations that Lender approve in writing Purchaser's assumption of the obligations of the "borrower" under the Note and Loan Documents accruing from and after the Closing Date and that the assumption and modification agreement in connection with the assumption of the Note and Loan Documents (the "Assumption Agreement") be in form and substance reasonably acceptable to Purchaser (and such Assumption Agreement shall include a statement from the Lender substantially confirming that to Lender's knowledge there are no defaults under any Loan Documents and confirming the outstanding principal balance of the Note) and that such Assumption Agreement be signed and delivered by Lender and all other parties at the Closing. Notwithstanding anything to the contrary contained herein, it is understood and agreed that it shall not be reasonable for Purchaser to disapprove or otherwise object to any term or condition in the Assumption Agreement or to reject the form and substance of any other documents evidencing such assumption if (i) the same are consistent with the terms and conditions of the original Loan Documents comprising the existing debt, or (ii) if Lender declines to agree to modify any of the terms and conditions of such existing Loan Documents comprising the existing debt which may be requested by Purchaser in connection with such assumption process. If any of the conditions precedent set forth in this Section
2.2 are not satisfied on or before the Closing Date, Seller may extend the Closing Date up to fourteen (14) days to satisfy such conditions precedent. If any of the conditions precedent set forth in this Section 2.2 are not satisfied by the expiration of such fourteen (14) day period, then the party for whom the condition precedent benefited may, as its sole and exclusive remedy, either (A) waive the failed condition precedent and proceed to Closing, or (B) terminate this Agreement upon prior written notice to the other party, in which event the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations hereunder except for the Surviving Obligations. Purchaser shall diligently pursue the assumption of the Note and Loan Documents.

                                       3.
                                  EARNEST MONEY

3.1 Earnest Money. Purchaser shall deliver to the Title Company (as defined in
Section 6.1 of this Agreement) (i) within two (2) business days after the date a fully-executed copy of this Agreement is delivered to the Title Company by Seller, by wire transfer in accordance with wire transfer instructions provided by the Title Company, the amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) (the "First Deposit"), and (ii) on or before the expiration of the Approval Period (as defined in Section 4.1.1 of this Agreement), by wire transfer instructions provided by the Title Company, the amount of TWO MILLION TWO HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,275,000.00) (the "Second Deposit") (The First Deposit and Second Deposit, together with all interest accrued thereon, if any, is herein collectively called the "Earnest Money") to be invested by the Title Company in an interest-bearing account as Purchaser and Seller shall direct. Seller shall have the option of terminating this Agreement if the full amount of Earnest Money is not delivered to the Title Company as prescribed in this Section 3.1. Title Company shall deliver written acknowledgment that the Earnest Money has been received by and is being held by the Title Company pursuant to the terms of this Agreement. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at Closing. If Purchaser terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, the Earnest Money shall be returned to Purchaser, and no party hereto shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "Surviving Obligations"). Purchaser agrees to deliver to Seller copies of all Reports (as defined in Section 4.2 of this Agreement) at the time the notice to terminate this Agreement is given. The obligations to deliver the Reports shall survive the termination of this Agreement. In no event shall any Earnest Money be returned to Purchaser hereunder until all Reports have been delivered to Seller. Title Company shall deliver the Earnest Money in accordance with this Agreement, or in accordance with a joint instruction signed by Seller and Purchaser, or pursuant to a final judgment of a court of competent jurisdiction. If Title Company shall receive a written request by one party for the release of the Earnest Money, then Title Company will give a copy thereof to the other party. If Title Company shall not receive an objection from the other party within five
(5) business days, then Title Company shall so release the Earnest Money. If Title Company receives an objection, then Title Company shall continue to hold the Earnest Money in accordance with the terms hereof.

                                       4.
                              CONDITIONS TO CLOSING

4.1 Seller's Obligations. Seller shall deliver to Purchaser, within ten (10) days after the Effective Date (as defined in Section 10.13 of this Agreement) hereof, the following:


                  (a) Title Commitment. Commitments for Owner's Policies of Title Insurance (collectively, the "Title Commitments") with respect to the Property, issued by the Title Company, and legible copies of all restrictive covenants, easements, and other items listed as title exceptions therein.

                  (b) Surveys. Seller shall deliver to Purchaser Seller's existing surveys of the Property (collectively, the "Existing Surveys"). Purchaser, at Purchaser's sole cost and expense, shall update the Surveys (and have them re-certified to include Seller and Purchaser) on or before the expiration of the Approval Period and deliver a copy of such updated Surveys (collectively, the "Surveys") to Seller and Title Company on or before the expiration of the Approval Period. If Purchaser fails to timely update the Existing Surveys as provided herein, the Existing Surveys shall be the Surveys under this Agreement.

                  (c) Contracts. Copies of all contracts pertaining to the Property executed by Seller, and not cancelable on thirty (30) days notice without penalty or premium (the "Contracts"), including, but not limited to, service contracts, equipment leases and maintenance contracts.

                  (d) Phase I; Engineering. Copy of Seller's existing phase I reports on the Property (which are specifically enumerated below) and Seller's existing engineering reports on the Property, if any, which shall be given to Purchaser solely as an accommodation to Purchaser with it being acknowledged and agreed that Seller is making no representation as to the completeness or accuracy of such third party reports and in no event may Purchaser rely on such reports.

(i) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Duluth, Georgia),

(ii) Phase I Environmental Report dated April 30, 2002 as prepared by IVI Environmental Inc. (Fayetteville, Georgia),

(iii) Phase I Environmental Report dated May 13, 2002 as prepared by IVI Environmental Inc. (Wichita, Kansas),

(iv) Phase I Environmental Report dated May 3, 2002 as prepared by IVI Environmental Inc. (Lexington, Kentucky),

(v) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Hilton Head [Bluffton], South Carolina),

(vi) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Amarillo, Texas),

(vii) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Austin [Cedar Park], Texas),

(viii) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Tyler, Texas),

(ix) Phase I Environmental Report dated May 1, 2002 as prepared by IVI Environmental Inc. (Richmond [Midlothian], Virginia),

(x) Phase I Environmental Report dated May 3, 2002 as prepared by IVI Environmental Inc. (Newport News, Virginia), and

(xi) Phase I Environmental Report dated May 2, 2002 as prepared by IVI Environmental Inc. (Virginia Beach, Virginia).

(xii) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Duluth, Georgia),

(xiii) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Fayetteville, Georgia),

(xiv) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Wichita, Kansas),

(xv) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Lexington, Kentucky),

(xvi) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Hilton Head [Bluffton], South Carolina),

(xvii) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Amarillo, Texas),

(xviii) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Austin [Cedar Park], Texas),

(xix) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Tyler, Texas),

(xx) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Richmond [Midlothian], Virginia),

(xxi) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Newport News, Virginia), and

(xxii) Updated Phase I Environmental Report dated August 11, 2005 as prepared by IVI Environmental Inc. (Virginia Beach, Virginia).

Seller's failure to deliver to Purchaser items (a) through (d) above within ten
(10) days after the Effective Date shall not result in the extension of the Approval Period, and Purchaser's sole remedy therefor shall be Purchaser's right to terminate this Agreement by delivering written notice thereof to Seller within twenty (20) days after the Effective Date hereof and receive a return of the Earnest Money (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement), in which event neither party shall have any obligation hereunder except for the Surviving Obligations.

4.1.2 Purchaser's Satisfaction. During the period commencing on the Effective Date and ending at 5:00 p.m., Dallas, Texas time on the date that is thirty (30) days after the Effective Date (the "Approval Period"), the following matters shall be conditions precedent to Purchaser's obligations under this Agreement:

(a) Purchaser's being satisfied in Purchaser's sole discretion that the Property and all other matters deemed relevant to Purchaser in its evaluation of the Property are satisfactory and acceptable to Purchaser in its sole discretion; and

(b) Purchaser's being satisfied, in Purchaser's sole discretion, with the items listed above in Section 4.1(a) through Section 4.1(d) above, including the information reflected therein.

If Purchaser is not satisfied in its sole discretion as to the suitability of the Property or of any other matters deemed relevant by Purchaser in its sole discretion or any of the items listed above in Section 4.1(a) through Section 4.1(d) above, Purchaser may give notice thereof to Seller on or before the expiration of the Approval Period, whereupon this Agreement shall terminate, and upon such termination, Purchaser shall be entitled to the return of the Earnest Money (subject to Purchaser's delivery of the Reports to Seller as required by Section 3.1 of this Agreement), and neither party shall have any further obligation hereunder except for the Surviving Obligations. If Purchaser fails to give notice to Seller on or before the expiration of the Approval Period that Purchaser is not satisfied with the suitability of the Property or of any other matters deemed relevant to Purchaser in its sole discretion or any of the items listed in Section 4.1(a) through Section 4.1(d) above, Purchaser shall be deemed to be satisfied with such matters and the conditions precedent in this Section
4.1.1 shall be deemed to be satisfied.

4.1.3    Title Commitments and Surveys.

(a) In the event (i) the Surveys show any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitments other than the standard printed exceptions (except to the extent such standard exceptions can be typically modified and/or deleted in similar transactions) set forth in the standard form of Commitment for Title Insurance promulgated by the State in which the respective property is located, that are unacceptable to Purchaser, Purchaser shall within ten
     (10) days after receipt of the Surveys, the Title Commitments and copies of all documents referred to as exceptions in the Title Commitments, notify Seller in writing of such facts and the reasons therefor ("Purchaser's Objections"). Upon the expiration of said ten (10) day period, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have accepted the form and substance of the Surveys, all matters shown thereon, all exceptions to the Title Commitments and other items shown thereon. Notwithstanding anything to the contrary contained herein, except as otherwise set forth in Section 4.1.3 of this Agreement, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. In the event Seller is unable or unwilling to eliminate or modify all of Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering notice thereof in writing to Seller by the earlier to occur of (i) the Closing Date or (ii) five (5) business days after Seller's written notice to Purchaser of Seller's intent to not cure one or more of such Purchaser's Objections, in which event the Earnest Money will be returned to Purchaser (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement) and neither party shall have any obligations hereunder other than the Surviving Obligations. Notwithstanding anything contained in this
     Section 4.1.2 to the contrary, in the event Purchaser does not receive all items to be delivered to Purchaser under Section 4.1(a) and (b) in the time frame set forth therein, Purchaser's rights shall be to terminate this Agreement as set forth in Section 4.1, and such rights shall not be modified or extended by the terms of this Section 4.1.2.

(b) The term "Permitted Encumbrances" as used herein includes: (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Surveys or the Title Commitments to which Purchaser fails to timely object pursuant to Section 4.1.2(a) of this Agreement; (ii) any Purchaser's Objection that remains uncured, for whatever reason, at the earlier to occur of (A) Closing hereunder or (B) five (5) business days after Seller notifies Purchaser that Seller is unwilling or unable to cure or modify Purchaser's Objections to the reasonable satisfaction of Purchaser (if Seller informs Purchaser that Seller will attempt to cure a Purchaser Objection but subsequently fails to do so, Purchaser shall have the right to terminate the Agreement on or before the Closing Date); and (iii) the rights and interests of Tenant under the Lease, including the Right of First Offer hereinafter defined, but the term Permitted Encumbrances shall not include monetary matters for which Seller is obligated to cure pursuant to Section 4.1.3 of this Agreement.


(c) If between the date of the expiration of the Approval Period and the Closing Date, an updated Title Commitment shows any new exceptions arising through no fault of Purchaser which did not appear thereon as of the date of the initial title examination, then such new exceptions will be subject to the objection process set forth above in this Section 4.1.2.

4.1.4 Limitations of Seller's Obligations. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to Section 4.1.1,
Section 4.1.2 or Section 4.2 except Seller, at its sole cost and expense on or before the Closing, shall remove of record (or bond around in a manner satisfactory to the Title Company) (a) any mortgage, deed of trust, assignment of leases and rents (or the equivalent), or financing statement executed by Seller, (b) any judgment lien against Seller for sum certain, U.S. tax lien or real property tax lien (except for any taxes not yet due and payable), or (c) any mechanics lien of record affecting Seller's interest in the Land and for work contracted for by Seller and which neither arises from nor was caused by any work, services or labor performed by, or any materials furnished to, or any other act or omission of, Purchaser or any of Purchaser's representatives, the cost of which removal (as it applies only to the matters described in (b) and (c) above shall not in the aggregate exceed $100,000.00.

4.2 Inspection. Only upon prior written notice received by Seller at least forty-eight (48) hours prior to any inspection and subject to the rights of the Tenant under the Lease, Purchaser may inspect, test, and survey: (a) the Property, (b) all of Seller's financial records pertaining to the operation of the Property, and (c) photocopies of the Lease and all Contracts in the possession of Seller, at any reasonable time during business hours at any time prior to the expiration of the Approval Period. Notwithstanding the foregoing, Purchaser must obtain Seller's prior written approval of the scope and method of any environmental testing or investigation (other than a non-intrusive Phase I environmental inspection) and any inspection which would materially alter the physical condition of the Property, prior to Purchaser's commencement of such inspections or testing. In any event, Seller and its representatives, agents, and/or contractors shall have the right to be present during any such testing, investigation, or inspection. If such inspection, or any other inspection performed by Purchaser in Purchaser's sole discretion, reveals any fact or condition unacceptable to Purchaser, Purchaser shall notify Seller in writing prior to the expiration of the Approval Period of such unacceptable fact or condition and, if Purchaser does not elect in such notice to terminate this Agreement based on such fact or condition and instead elects to permit Seller an opportunity to correct same, then Seller shall have the right (without any obligation to do so) to correct same by the Closing Date. If Seller does not correct such unacceptable fact or condition by the Closing Date, Purchaser may terminate this Agreement, in which event the Earnest Money will be returned to Purchaser (subject to Purchaser's delivery of the Reports as required by Section
3.1 of this Agreement) and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. If Purchaser does not give such notification to Seller in writing prior to the Approval Period, the said inspection of the Property shall be deemed satisfactory to Purchaser and Purchaser shall be deemed to have agreed to assume all obligations from and after the date of Closing with respect to the Leases. All non-public information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit (collectively, the "Reports") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. Purchaser shall restore the Property to its condition existing immediately prior to Purchaser's inspection thereof, and Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any such inspection, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify and hold harmless Seller and Tenant and their respective agents, employees, officers, directors, affiliates and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

4.3 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) Purchaser is a limited liability company, partnership or corporation, duly organized and in good standing under the laws of the State of Delaware, is qualified to do business in the States in which the Property is located and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary partnership and corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and Purchaser' ownership structure is more particularly set forth on Exhibit B attached hereto, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound, and (c) neither Purchaser nor any partner, related entity or affiliate of Purchaser is in any way affiliated with Calkain Realty Advisors or LMB Associates, and (d) that, with respect to each source of funds to be used by it to purchase the Property (respectively, the "Source"), at least one of the following statements shall be accurate as of the Closing Date: (i) the Source does not include the assets of (A) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or (B) a "plan" as defined in Section 4975(a) of the Internal Revenue Code of 1986, as amended ("Code"), or (ii) the Source includes the assets of (A) an "employee benefit plan" as defined in Section 3(3) of ERISA or (B) a "plan" as defined in Section 4975 of the Code (each of which has been identified to the Seller in writing pursuant to this Section 4.3 at least ten (10) business days prior to the Closing Date), but the use of such Source to purchase the Property will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code. Purchaser further represents, warrants and covenants to Seller as follows:

4.3.1    Compliance with International Trade Control Laws and OFAC Regulations.


(a) Purchaser further represents and warrants that Purchaser is not now nor shall it be at any time until Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a "Person") with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a "U.S. Person"), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC ["Specially Designated Nationals and Blocked Persons"]) or otherwise.

(b) Purchaser further represents and warrants that neither Purchaser nor any Person who owns a direct interest in Purchaser (collectively, a "Purchaser Party") is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended ("Financial Institution"), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

4.3.2    Purchaser's Funds.

(a) Purchaser further represents and warrants that Purchaser has taken, and shall continue to take until Closing, such measures as are required by law to assure that the source of the Purchase Price is derived (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(b) Purchaser further represents and warrants that neither Purchaser nor any Purchaser Party, nor any Person providing funds to Purchaser (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti Money Laundering Laws;
     (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws (as defined herein); or (iii) has had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws. For purposes of this Subsection (b), the term "Anti-Money Laundering Laws" shall mean laws, regulations and sanctions, state and federal, criminal and civil, that (1) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (2) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (3) require identification and documentation of the parties with whom a Financial Institution conducts business; or (4) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the "Patriot Act"), the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq., the Trading with the Enemy Act, 50 U.S.C. App.
     Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

4.3.3 Purchaser Compliance with Patriot Act. Purchaser further represents and warrants that Purchaser is in compliance with any and all applicable provisions of the Patriot Act.

4.3.4 Cooperation with Seller. After the Closing Date, Purchaser agrees to cooperate with Seller, and to cause each Purchaser Party to cooperate with Seller, in providing such additional information and documentation on Purchaser's and each Purchaser Party's legal or beneficial ownership, policies, procedures and sources of funds as Seller deems necessary or prudent to enable Seller to comply with Anti Money Laundering Laws as now in existence or hereafter amended.

         The Purchaser's representations and warranties set forth in this
Section 4.3 shall survive the Closing or termination of this Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Purchaser's failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Purchaser under this Agreement.

4.4 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

4.4.1 Except for the necessity to obtain Lender's consent to the sale and the assumption by Purchaser of the Note and Loan Documents, and except for, and subject to the Right of First Offer (as defined in Section 4.7 of this Agreement), Seller has the full limited liability company right, power, and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement.

4.4.2 Except for the necessity to obtain Lender's consent to the sale and assumption by Purchaser of the Note and Loan Documents, and except for, and subject to the Right of First Offer, neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound.

4.4.3 To Seller's knowledge (as defined in Section 4.5 of this Agreement), the outstanding principal balance of the Note as of January 1, 2006 will be no greater than approximately $27,131,000.00. To Seller's knowledge, there are no other material loan documents except for the Loan Documents identified on Exhibit H attached hereto and, to Seller's knowledge, none of such Loan Documents has been modified. The copies of the Loan Documents delivered to Purchaser by Seller hereunder are true, correct and complete in all material respects. Seller hereby discloses to Purchaser the matters set forth on Exhibit N attached hereto.

4.4.4 Seller has no employees, whether or not at the Property, for whom Purchaser would be responsible following Purchaser's acquisition of the Property, and, to Seller's knowledge, Seller has no service contracts, maintenance agreements, landscaping contracts, security service contracts or any other agreements relating to the Property other than title documents of record against the Property.

4.4.5 There is no litigation or arbitration pending and for which Seller has been served with legal process (including a bankruptcy or similar proceeding) or, to Seller's knowledge, threatened by or against Seller, the Tenant or the Property (collectively, "Litigation"), and, to Seller's knowledge, the Property is not in violation or potential violation of any applicable law that has not been remedied.

4.4.6 There will be no accrued brokerage commission pursuant to a commission agreement to which Seller is a party for the current term of the Lease which is the responsibility of "landlord" under the Lease which will be binding on Purchaser after Closing.

4.4.7 The copy of the Lease delivered to Purchaser by Seller hereunder is true, correct and complete in all material respects. Except for the Lease, there are no other leases or occupancy agreements with respect to the Property to which Seller is a party. To Seller's knowledge, neither Seller nor Tenant is in default under the Lease, except as otherwise set forth on Exhibit N attached hereto.

4.5 Knowledge. As used herein, the term "to Seller's knowledge" shall mean only the current actual knowledge without inquiry" (as defined below) of the following designee of Seller and GE Capital Realty Group: Vicki Cottrell, the asset manager with responsibility for the Property. As used herein, the term "current actual knowledge without inquiry" shall mean only the actual, current and not constructive, imputed or implied knowledge of such designee without having made a review of the files or other inquiry. Anything herein to the contrary notwithstanding, such designee shall not have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the Seller's representation herein being or becoming untrue, inaccurate or incomplete in any respect. Notwithstanding anything to the contrary contained herein, Purchaser and any of its successor and assigns, shall be, and hereby are deemed to have knowledge (whether actual, constructive or imputed), of all matters and information set forth in the Reports and/or discovered by Purchaser as part of Purchaser's due diligence of the Property pursuant to this Agreement.

4.6 Survival: Liability. Any and all of the representations and warranties of Seller as contained in this Agreement shall be true as of the Effective Date and the Closing Date and shall merge with the Deed and shall be void and of no further force or effect whatsoever from and after six (6) months from the Closing Date. Consequently, Purchaser stipulates and agrees that from and after such six (6) month period, it is entitled to and agrees to claim no damages of any kind with respect to any alleged breach and/or violation of any of such representations and/or warranties of Seller. Furthermore,

(a) if Purchaser becomes aware prior to Closing of any inaccuracy of any of Seller's representations or warranties as set forth herein, Purchaser shall give Seller written notice of any such inaccuracy, and during the fifteen
     (15) day period after such notice, Seller shall have the right, but not the obligation, to cure any such inaccuracy to the satisfaction of Purchaser, and the Closing Date shall be extended for such period. In the event Purchaser becomes aware of any inaccuracy of any of Seller's representations and warranties prior to Closing and (a) Purchaser fails to give Seller notice thereof as required hereby or (b) following notice thereof, Seller fails or is unable to cure any such inaccuracy to the reasonable satisfaction of Purchaser, Purchaser's sole remedy for any such inaccuracy shall be to terminate this Agreement by delivering written notice of such termination to Seller on or before the Closing Date, in which event the Earnest Money will be returned to Purchaser and neither party shall have any obligation hereunder, except the Surviving Obligations.

(b) if Purchaser becomes aware after Closing of any breach and/or violation of any of Seller's representations and/or warranties set forth herein, and Purchaser timely commences any action(s) to enforce any alleged breach and/or violation of any of the representations and/or warranties of Seller as set forth in this Agreement, then Purchaser's sole remedy shall be to seek recovery of its actual damages (but not special, consequential, speculative, punitive or other damages) and the amount of such damages, in the aggregate (with respect to any and all such breaches and/or violations) shall not exceed TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00), which such sum shall include all of Purchaser's attorneys' fees, costs, expert witness fees and court costs.

4.7 Tenant Estoppel Certificate. Within ten (10) days after the Effective Date hereof, Seller agrees to submit or cause to be submitted to Tenant under the Lease a request for Tenant to execute and deliver a tenant estoppel certificate to Purchaser with respect to its Lease in the form attached hereto as Exhibit D. It shall be a condition precedent to Purchaser's Closing obligations that Purchaser receive a tenant estoppel certificate from Tenant (the "Required Estoppel") on the form of the estoppel certificate attached as Exhibit D or on the form required by the Lease. If Purchaser does not receive the Required Estoppel on or before the Closing Date, Seller may extend the Closing Date up to fourteen (14) days to allow Seller to obtain the Required Estoppel. If Purchaser does not receive the Required Estoppel on or before the expiration of such fourteen (14) day period, if applicable, Purchaser may either (i) terminate this Agreement in writing delivered to Seller on or before the Closing Date, in which event the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations hereunder other than the Surviving Obligations, or
(ii) waive the foregoing condition precedent and proceed to Closing. Notwithstanding anything to the contrary contained herein, in the event the tenant estoppel certificate executed by Tenant reflects a default by landlord under the Lease or otherwise discloses a material discrepancy between such estoppel certificate and the Lease or rent roll or any of Seller's representations set forth in this Agreement, then such tenant estoppel certificate shall not satisfy the Required Estoppel condition precedent set forth herein and Purchaser's sole and exclusive remedy shall be to either waive the condition precedent or terminate this Agreement as provided in items (i) and
(ii) above.

4.8 Defective Condition Extension; Termination. The obligations of Seller hereunder are subject to and contingent upon the following:


                  In the event that subsequent to the execution of this Agreement Seller obtains knowledge of, or Purchaser's inspection of the Property reveals, either (a) the presence of any Hazardous Materials (as defined in Section 5.2 of this Agreement) or the violation or potential violation of any Environmental Requirements (as defined in Section 5.3 of this Agreement) or (b) any structural or other defect in the Improvements, whether or not in violation of any applicable law, ordinance, code, regulation or decree of any governmental authority having jurisdiction over the Property (collectively, a "Defective Condition"), which Seller, in its sole judgment, determines could constitute a potential liability to Seller after the Closing or should be remedied prior to the sale of the Property, Seller shall have the right upon written notice to Purchaser on or before the scheduled Closing Date either (i) to extend the Closing Date for the period of time necessary to evaluate the possibility of remediating the Defective Condition and, if Seller so elects, to complete such remediation at Seller's sole cost and expense, but in no event shall such extension exceed 30 days and in no event shall such extension go beyond any expiration date that may be set forth in Lender's consent to the assumption of the Note or (ii) to terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money shall be refunded to Purchaser (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement), and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. The terms of this Section 4.8 are solely for the benefit of Seller and Purchaser shall have no additional right or remedy hereunder as a result of the exercise by Seller of its rights under this Section 4.8, but this Section 4.8 shall not vitiate in any way Purchaser's unilateral right to terminate this Agreement as set forth elsewhere in this Agreement specifically including Sections 4.1.1 and 4.2.

4.9 Right of First Offer. Seller hereby discloses to Purchaser and Purchaser hereby specifically acknowledges and understands that the Property is subject to a Right of First Offer (herein so called) in favor of Tenant pursuant to Section
3.12 of the Lease. By letter dated August 8, 2005, Seller delivered to Tenant notice of its election to sell the Property. Attached hereto as Exhibit J is a copy of Tenant's response to Seller's notice, electing not to exercise its Right of First Offer with respect to the sale of the Property. Purchaser hereby accepts the Right of First Offer and the letter set forth on Exhibit J as a Permitted Encumbrance and Purchaser shall have no right to object to the Right of First Offer. Furthermore, Purchaser hereby acknowledges and understands that the Right of First Offer is continuing and even though Tenant elects not to exercise its Right of First Offer in connection with this sale, Tenant has continuing rights with respect to subsequent sales of the Property and/or if the terms of this sale to Purchaser differ from the Offered Terms (as defined in Section 3.12 of the Lease) and/or if the sale to Purchaser is not consummated within the prescribed time periods set forth in the Lease.

4.10 Contingent Sale. The obligations of Seller hereunder are subject to and contingent upon Purchaser's fully consummated purchase of all of the Property set forth on Exhibit A.

4.11 Further Conditions. The obligations of Purchaser hereunder are further subject to and contingent upon the following: (i) between the date hereof and the Closing, Seller shall not amend, modify or terminate in any way and of the Loan Documents or the Lease or enter into any new agreement affecting the Loan or the Lease or apply any security deposit or reserves held by Seller under the Lease, (ii) between the date hereof and the Closing, Seller shall not execute any modification of any existing title matter or execute any new encumbrance affecting title and shall not consent to any zoning change, and (iii) that between the expiration of the Approval Period and the Closing, (a) there shall be no change in any of the Seller's representations and warranties made in this Agreement, and (b) Tenant shall not then be the subject of a bankruptcy proceeding.

                                       5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                             ACCEPTANCE OF PROPERTY

5.1 Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE OR EQUIVALENT WARRANTY OF TITLE AS SET OUT IN THE DEEDS, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY EXCEPT THAT THE FOREGOING WAIVER OF CLAIMS BY PURCHASER AGAINST SELLER SET FORTH ABOVE SHALL NOT INCLUDE OR EXTEND TO ANY CLAIM (I) ASSERTED UNDER AN APPLICABLE LAW THAT DIRECTLY RELATES TO MATTERS THAT PROXIMATELY CAUSED PROPERTY DAMAGE OR PERSONAL INJURY, AND (II) BROUGHT BY A BONA FIDE INDEPENDENT THIRD PARTY WITHOUT THE INVOLVEMENT OR COOPERATION OF PURCHASER, EXCEPT AS REQUIRED BY LAW, AND (III) THAT IS LIMITED TO NEW CONDITIONS THAT (A) EXISTED AT THE PROPERTY AT THE EFFECTIVE DATE, AND
(B) FIRST ACCRUED DURING SELLER'S PERIOD OF OWNERSHIP OF THE PROPERTY, AND (C) WERE CAUSED BY SELLER'S OR ITS AGENT'S, REPRESENTATIVE'S, CONSULTANT'S OR CONTRACTOR'S OR SUBCONTRACTOR'S AFFIRMATIVE ACTIONS OR NEGLIGENT OMISSIONS DURING SELLER'S PERIOD OF OWNERSHIP OF THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. PURCHASER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF PURCHASER'S ACQUISITION, OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE AND MANAGEMENT OF THE PROPERTY FOR ALL PERIODS FROM AND AFTER CLOSING. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

5.2 Hazardous Materials. "Hazardous Materials" shall mean any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in ss.101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss.9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. ss.2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable;
(vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as defined in Section
5.3 of this Agreement) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

5.3 Environmental Requirements. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

                                       6.
                                     CLOSING

6.1 Closing. The Closing (the "Closing") shall be held through an escrow at the offices of First American Title Insurance Title Company of New York (the "Title Company") at 633 Third Avenue, New York, New York 10017, Attention: Stephen Farber, Esq., on December 30, 2005 (the "Closing Date"), (subject, however, to the satisfaction or waiver of all conditions precedent to either Purchaser's or Seller's obligations to close and subject to express rights to extend the Closing as granted in this Agreement), unless the parties mutually agree in writing upon another place, time or date. Notwithstanding anything to the contrary contained herein, Seller shall have the right, in its sole and absolute discretion, upon notice delivered to Purchaser on or before the scheduled Closing Date, to extend the scheduled Closing Date to any date up to and including January 31, 2006 (but in no event past the expiration date of Lender's consent to the assumption of the Note).

6.2 Possession. Possession of the Property, subject to the rights of the Tenant, shall be delivered to Purchaser at the Closing.


6.3 Proration. All rents, other amounts payable by the Tenant to Seller under the Lease, income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs that are payable to Seller and that are not otherwise paid by Tenant directly to the party to whom such expense is owed or reimbursed by Tenant to the landlord under the Lease, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs that are payable by Seller and that are not otherwise paid by Tenant directly to the taxing authority to whom such taxes and assessments are owed or reimbursed by Tenant to the landlord under the Lease, and interest under the Note, shall be prorated to the Closing Date with Purchaser receiving the benefits and burdens of ownership on the Closing Date.

(a) If the Closing shall occur before rents and all other amounts payable by the Tenant to Seller under the Lease and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income actually received by Seller. Subsequent to the Closing, if any such rents and other income are actually received by Purchaser, all such amounts shall first be applied to post-closing rents due to Purchaser which are past due and the balance shall be immediately paid by Purchaser to Seller. Purchaser shall make a good faith effort and attempt to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller, however, Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Nothing in this Section 6.3(a) shall -------------- restrict Seller's right to collect delinquent rents directly from a tenant by any legal means excluding seeking to dispossess Tenant and/or seeking to terminate the Lease.

(b) {The following provision shall apply only if Tenant does not pay taxes and assessments directly to the taxing authorities when due (or reimburse landlord under the Lease for same) and the landlord under the Lease would be responsible therefor.) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

(c) {The following provision shall apply only if Tenant does not pay operating expenses directly to the party to whom it is owed (or reimburse landlord under the Lease for same) and the landlord under the Lease would be responsible therefor.} If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of a good faith estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

The agreements of Seller and Purchaser set forth in this Section 6.3 shall survive the Closing.

6.4 Closing Costs. Except as otherwise expressly provided herein, the parties shall pay the Closing Costs set forth on Exhibit K attached hereto and made a part hereof. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

6.5 Seller's Obligations at the Closing. At the Closing, or at such other time as indicated below, Seller shall deliver to Purchaser the following:

(a) Title Policy. Within a reasonable period of time following Closing, Owner's Policies of Title Insurance in the standard form promulgated by the State in which the applicable Property is located (the "Owner's Policy"), naming Purchaser as insured, in the amount of the allocated Purchase Price, insuring that Purchaser owns good and indefeasible/marketable fee simple title to the Property, subject only to the Permitted Encumbrances (with Purchaser's title in such form being insured as of the Closing pursuant to a "marked" commitment from the Title Company). Purchaser, at Purchaser's sole expense, may elect to cause the Title Company to amend the survey exception to read "any shortages in area" or elect to obtain additional coverage or endorsements over the base Owner's Policy, but obtaining such additional coverage or endorsements will not be a condition precedent to Purchaser's Closing obligations pursuant to this Agreement. At Closing, Seller shall deliver to Title Company the Survey Affidavit in the form attached hereto as Exhibit L and the Owner's Affidavit in the form attached hereto as Exhibit M.

(b) Evidence of Authority. Such organizational and authorizing documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement and Seller's standard owner's affidavit.

(c) Foreign Person. An affidavit of Seller certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

(d) Leases. The original of the Lease and the security deposit, if any, in the possession of Seller on the Closing Date. Seller shall have no liability to Purchaser for any Tenant security deposit not actually paid to Seller.

(e) Contracts. The originals of all of the Contracts, if any, in the possession of Seller.

(f) Tenant's Insurance. Evidence that Purchaser has been named on the Tenant's insurance policy(ies) required under the Lease.

6.6 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:

(a) Purchase Price. The cash portion of the Purchase Price by wire transfer of immediately available funds.

(b) Evidence of Authority. Such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

(c) Taxpayer I.D. Certificate. Taxpayer I.D. Certificate, in the form attached to this Agreement as Exhibit E.

(d) Assumption Documents. All agreements, documents, instruments and opinions as Lender may require in connection with Purchaser's assumption of the Note and the Loan Documents, including, without limitation, the Release by Lender of Seller and General Electric Capital Corporation, in form and substance acceptable to Seller and General Electric Capital Corporation.

6.7 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:

(a) Deeds. Special/Limited Warranty Deed (or an equivalent warranty deed in the State in which the applicable Property is located) (collectively, the "Deeds") conveying the Land and the Improvements to Purchaser, subject to the Permitted Encumbrances and any matters on Seller's vesting deeds, in the standard form customarily used in the State in which the applicable Property is located.

(b) Tenant Notice. Signed notice to Tenant in the form attached to this Agreement as Exhibit G, notifying Tenant that the Property has been transferred to Purchaser and that Purchaser is responsible for the security deposit (specifying the amounts of such deposits) to the extent that such security deposits are transferred by Seller to Purchaser.

(c) Bill of Sale, Assignment and Assumption of Personal Property, Warranties and Lease. Bill of Sale, Assignment and Assumption of Personal Property, Warranties and Lease (the "Assignment") in the form attached to this Agreement as Exhibit C.

(d)      Assumption Agreement. Assumption Agreement.

                                       7.
                                  RISK OF LOSS

7.1 Condemnation. If, prior to the Closing, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, in which event the Earnest Money shall be refunded to Purchaser (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement), and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority granted to Seller shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

7.2 Casualty. Except as provided in Sections 4.2 and 5.1 of this Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage equal to or in excess of $250,000.00 prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, in which event the Earnest Money shall be refunded to Purchaser (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement) and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage payable to Seller (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than $250,000.00 prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage payable to Seller plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.

7.3 Major Casualty or Condemnation under Lease. Notwithstanding anything to the contrary set forth above in Sections 7.1 or 7.2 of this Agreement, if a Major Casualty or Major Condemnation (as such terms are defined in the Lease) occurs at a Project (as defined in the Lease), and such event results in either (a) payment to Seller of the Stipulated Loss Value (as defined in the Lease) after the Lockup Period (as defined in the Lease), or (b) acceptance by Seller of a Rejectable Substitution Offer (as defined in the Lease) to substitute a Substitute Project (as defined in the Lease) for the affected Project, then in such event, (aa) Purchaser may either at or prior to Closing, terminate this Agreement, in which event the Earnest Money shall be refunded to Purchaser (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement) and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (bb) provided Purchaser does not terminate this Agreement pursuant to (aa) above, consummate the Closing in which latter event all of Seller's right, title and interest in and to (1) the Stipulated Loss Value of the affected Project, up to but not to exceed the Purchase Price allocated to such Project on Exhibit I attached hereto, shall be assigned to Purchaser at Closing in lieu of conveyance to Purchaser of the affected Project, and there shall be no reduction in the Purchase Price, or (2) the Substitute Project shall be included within the definition of Property conveyed to Purchaser at Closing, thereby replacing the affected Project, and there shall be no reduction in the Purchase Price.

                                       8.
                                     DEFAULT

8.1 Breach by Seller. In the event that Seller shall fail to consummate this Agreement for any reason, except Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy may either (a) terminate this Agreement and receive a refund of the Earnest Money (subject to Purchaser's delivery of the Reports as required by Section 3.1 of this Agreement) and reimbursement from Seller of all of Purchaser's reasonable out-of-pocket expenses incurred in connection with its evaluation of the Property (including costs incurred in connection with its due diligence inspection) up to but not to exceed $75,000.00 and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or
(b) pursue the remedy of specific performance of Seller's obligations under this Agreement; provided, however, that (i) Purchaser shall only be entitled to such remedy if (A) any such suit for specific performance is filed within sixty (60) days after Purchaser becomes aware of the default by Seller, (B) Purchaser is not in default under this Agreement, (C) Purchaser is ready, willing and able to tender the Purchase Price to the Title Company in immediately available funds, and (D) Purchaser has furnished ten (10) days prior written notice to Seller of its intent and election to seek specific enforcement of this Agreement; and (ii) notwithstanding anything to the contrary contained herein, Seller shall not be obligated to expend any sums to cure any defaults under this Agreement and if Purchaser seeks specific performance under this Agreement, Purchaser agrees to accept the Property in its "WHERE IS, AS IS" condition. Seller and Purchaser each hereby agree that prior to its exercise of any rights or remedies as a result of any defaults by the other, it will first deliver written notice of said default to the other party, and if such other party elects, such other party shall have the opportunity, but not the obligation, to cure such default within ten (10) days after receipt of such notice (provided, however, the foregoing notice and cure period shall not apply to failure to consummate the Closing). In no event whatsoever shall Purchaser file any instrument of record against title to the Property; provided, however, Purchaser may file a lis pendens of this Agreement simultaneously with its filing of a suit for specific performance pursuant to this Section 8.1. Except as expressly set forth above, in no event whatsoever shall Purchaser have the right to seek money damages of any kind as a result of any default by Seller under any of the terms of this Agreement. In no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages.

8.2      Breach by Purchaser.

(a) If Purchaser fails to comply with any of the terms, conditions or obligations of this Agreement, Seller may terminate this Agreement on ten (10) days prior written notice to Purchaser (other than a failure to consummate the Closing, for which no notice and cure period shall be required) and thereupon shall be entitled to the Earnest Money as liquidated damages (and not as a penalty) and as Seller's sole remedy and relief hereunder (except for the Surviving Obligations). Seller and Purchaser have made this provision for liquidated damages because it would be difficult to calculate, on the date hereof, the amount of actual damages for such breach, and Seller and Purchaser agree that these sums represent reasonable compensation to Seller for such breach.

(b) Notwithstanding the provisions of Section 8.2(a) above, the foregoing shall not in any way limit, affect or impair any of Purchaser's indemnities as provided in Sections 4.2, 5.1 or 10.2 of this Agreement, and nothing contained in Section 8.1 above shall limit in any way Seller's indemnity contained in Section 10.2 below.

                                       9.
                                FUTURE OPERATIONS

9.1      Future Operations.

(a) From the date of this Agreement until the Closing or earlier termination of this Agreement, Seller will not, without the prior written consent of Purchaser, modify, enter into, or renew any Contract which cannot be cancelled upon thirty (30) days prior written notice.

                                      10.
                                  MISCELLANEOUS

10.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefore, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below, or (d) on the first (1st) business day after the date delivered by facsimile to the respective numbers specified below. For purposes of this Section 10.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

         If to Seller:      Havertacq 11 LLC
                            c/o GE Commercial Finance Real Estate
                            1818 Market Street, Suite 2620
                            Philadelphia, Pennsylvania 19103
                            Attention:        Vicki Cottrell
                            Tel:              (215) 772-2911
                            Fax:              (215) 772-2981
                            Email:            vicki.cottrell@ge.com

         with a copy to:    Andrews Kurth LLP
                            1717 Main Street, Suite 3700
                            Dallas, Texas 75201
                            Attention:        Andrew L. Campbell, Esq.
                            Tel:              (214) 659-4511
                            Fax:              (214) 659-4401
                            Email:            andrewcampbell@andrewskurth.com


         If to Purchaser:   OLP Haverty's LLC
                            c/o One Liberty Properties
                            60 Cutter Mill Road, Suite 303
                            Great Neck, New York  11021
                            Attention:        Mr. Lawrence G. Ricketts
                            Tel:              (516) 773-2707
                            Fax:              (516) 773-2770
                            Email:            larryr@1liberty.com


         with a copy to:    Bryan Cave LLP
                            1290 Avenue of the Americas
                            New York, New York 10104
                            Attention:        Jonathan S. Margolis, Esq.
                            Tel:              (212) 541-2055
                            Fax:              (212) 541-1355
                            Email:            jsmargolis@bryancave.com

         If to Title
               Company:     First American Title Insurance Title Company
                            of New York
                            633 Third Avenue
                            New York, New York  10017
                            Attention:        Stephen Farber, Esq.
                            Tel:              (212) 551-9402
                            Fax:              (212) 331-1576
                            Email:            sfarber@firstam.com

10.2 Real Estate Commissions. Seller shall pay to Calkain Realty Advisors Inc. (hereinafter called "Agent" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent (the "Listing Agreement"). Seller advises Purchaser that the Listing Agreement provides that said commission shall in no event be earned, due or payable unless and until all of the terms and conditions of the Listing Agreement have been satisfied, the transaction contemplated hereby is closed and fully consummated strictly in accordance with the terms of this Agreement and Seller has received the Purchase Price in immediately available funds; if such transaction is not closed and fully consummated for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's or Seller's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 10.2 shall survive the Closing or any earlier termination of this Agreement.

10.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

10.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.


10.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

10.6 Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the States in which the Property is located, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

10.7 Governing Law. This Agreement shall be governed by the laws of the State of Texas and the laws of the United States pertaining to transactions in such State.

10.8 Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Neither party shall assign its rights under this Agreement without the prior written consent of the other, which consent may be withheld absolutely. In the event Seller consents to such assignment, Purchaser and its assignee shall execute and deliver an Assignment of Purchase and Sale Agreement in the form attached hereto as Exhibit F. Any subsequent assignment may be made only with the prior written consent of the other party. Notwithstanding the foregoing, Purchaser may assign its rights hereunder to an entity wholly-owned by One Liberty Properties, Inc. (Purchaser's parent company). No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

10.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

10.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

10.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one
(1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

10.12 Expiration. The execution of this Agreement by Purchaser and the delivery hereof to Seller shall constitute an offer which shall be automatically withdrawn, revoked and terminated unless Seller accepts the same by executing this Agreement and delivering one fully executed counterpart hereof to the Title Company prior to 4:00 p.m. Central Standard Time the ____ day of November, 2005.

10.13 Effective Date. As used herein the term "Effective Date" shall mean the first date the Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the First Deposit.

10.14 Exhibits. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

(a) Exhibit A, the Land.

(b) Exhibits A-1 through A-11, the legal descriptions of the Land.

(c) Exhibit B, Purchaser's Ownership Structure.

(d) Exhibit C, the form of the Assignment.

(e) Exhibit D, the form of the Estoppel Certificate.

(f) Exhibit E, the form of the Taxpayer I.D. Certification.

(g) Exhibit F, the form of Assignment of Purchase and Sale Agreement.

(h) Exhibit G, the form of Tenant Notice.

(i) Exhibit H, the list of Security Interests.

(j) Exhibit I, Allocation of Purchase Price.

(k) Exhibit J, Tenant's Response to Notice of Right of First Offer.

(l) Exhibit K Allocation of Closing Costs.

(m) Exhibit L, Survey Affidavit.

(n) Exhibit M, Owner's Affidavit.

(o) Exhibit N, Disclosures.

10.15 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in any County, in which the Property is located or any other county except for a lis pendens in connection with a lawsuit for specific performance upon Seller's default hereunder. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, in violation of this Agreement, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

10.16 Merger Provision. Except as otherwise expressly provided herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing and shall not survive Closing.

10.17 Consumer Protection Law Waiver. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT (A) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (B) PURCHASER IS REPRESENTED BY LEGAL COUNSEL, AND (C) PURCHASER IS SEEKING TO ACQUIRE THE PROPERTY, WHICH WILL NOT BE USED AS A FAMILY RESIDENCE, FOR A CONSIDERATION THAT EXCEEDS $500,000, OR (D) (i) PURCHASER IS A BUSINESS ENTITY THAT EITHER HAS ASSETS OF $25,000,000 OR MORE OR IS OWNED OR CONTROLLED BY A CORPORATION OR ENTITY WITH ASSETS OF $25,000,000 OR MORE, OR (ii) PURCHASER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION. PURCHASER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS, REMEDIES AND BENEFITS UNDER ANY CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL.

10.18 Jury Waiver. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.

10.19 Limitation on Liability. No present or future partner, director, officer, shareholder, employee, advisor, agent, attorney, asset manager, or subasset manager of or in Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Purchaser hereby waives any and all such personal liability. The limitations on liability contained in this Section 10.19 are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided in any other provision of this Agreement or by law or by any other contract, agreement or instrument.

10.20 Confidentiality. Without limiting the terms and conditions of Section 4.2 of this Agreement, Purchaser shall keep confidential and shall not disclose the terms of the transfers contemplated in this Agreement, including, without limitation, the Purchase Price and all other financial terms, without the prior written consent of Seller except: (1) to Purchaser's directors, officers, partners, employees, legal counsel, accountants, engineers, architects, financial advisors and similar professionals and consultants to the extent such party deems it necessary or appropriate in connection with the transaction contemplated hereunder (and Purchaser shall inform each of the foregoing parties of such party's obligations under this Section 10.20 and shall secure the agreement of such parties to be bound by the terms hereof) or (2) as otherwise required by law or regulation or in instances in which it is determined by Purchaser and/or Purchaser's consultants and/or advisors that such public disclosure is prudent or advisable and is done as part of Purchaser's standard practices as a publicly traded company (and Purchaser hereby advises Seller that Purchaser is a wholly-owned subsidiary of a publicly-traded real estate investment trust).

10.21    State-Specific Provisions.

(a) TEXAS

                           (1) DTPA Waiver. PURCHASER WAIVES ITS RIGHTS UNDER
                  THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41, ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF PURCHASER'S OWN SELECTION, PURCHASER VOLUNTARILY CONSENTS TO THIS WAIVER.
(i) PURCHASER ACKNOWLEDGES AND AGREES THAT THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17 OF THE TEXAS BUSINESS AND COMMERCE CODE, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (THE "DTPA"), IS NOT APPLICABLE TO THIS TRANSACTION, AND THAT, WITH RESPECT TO ALL ACTS OF SELLER, PAST, PRESENT OR FUTURE IN CONNECTION WITH THIS AGREEMENT, THE RIGHTS AND REMEDIES OF PURCHASER WILL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE DTPA.

(ii) IN FURTHERANCE OF THE FOREGOING, PURCHASER REPRESENTS THAT IT HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION THAT IS THE SUBJECT OF THIS AGREEMENT. PURCHASER REPRESENTS THAT IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO SELLER.

(iii) THE FOREGOING WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY PURCHASER, AND PURCHASER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL IN CONNECTION WITH THE NEGOTIATIONS AND EXECUTION OF THIS AGREEMENT AND THIS WAIVER AND HAS HAD THE OPPORTUNITY TO DISCUSS THE FOREGOING WAIVER AND ITS MEANING WITH SUCH COUNSEL. PURCHASER UNDERSTANDS THE LEGAL CONSEQUENCES OF SIGNING THIS WAIVER. THE PROVISIONS OF THIS WAIVER SHALL SURVIVE THE CLOSING.

                           (2) Tenant Notices. The Tenant Notices notifying such
                  tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for their security deposits shall specify the amounts of such deposits, and, if applicable, comply with Section 92.105 of the Texas Property Code.
                           (3) Texas Real Estate License Act. Purchaser
                  acknowledges that, in accordance with the terms of the Real Estate License Act of the State of Texas, Agent has advised Purchaser that Purchaser should have the abstract covering the Property examined by an attorney of Purchaser' s selection, or that Purchaser should be furnished with or obtain a policy of title insurance.
(b) GEORGIA

                           (1) Commercial Real Estate Brokers. At Closing,
                  Seller and Purchaser shall each execute and deliver an Affidavit Regarding Commercial Real Estate Brokers in form and substance acceptable to Title Company.
                           (2) Additional Affidavits. At Closing, Seller shall
                  execute and deliver, or cause to be executed and delivered,
                  (i) an Affidavit of Seller's Residence and (ii) a Commercial Real Estate Broker's Affidavit, if applicable.
(c) VIRGINIA

                           (1) Transfer Forms. At Closing, Seller and Purchaser
                  shall each execute and deliver an executed Virginia real property transfer tax form.
                           (2) Uniform Electronic Transaction Act. Pursuant to
                  the Uniform Electronic Transaction Act (Va. Code Ann. Sec. 59.1-479 et seq.), a signature upon this Agreement or any attachment thereto which is transmitted via facsimile is an electronic signature and, as such, is treated as if it were an original signature unless otherwise stated by the sender in the facsimile.
(d) KENTUCKY

                           (1) Permitted Exceptions. The term "Permitted
                  Exceptions" shall include real estate taxes and assessments not yet due and payable and all public rights of way.
(e) KANSAS: NONE (f) SOUTH CAROLINA

                           (1) Additional Documentation. At Closing, Seller
                  shall execute and deliver a Residency Affidavit and, if applicable, a Certificate of Compliance from the South Carolina Department of Revenue.

10.22 Escrow Provisions. If Title Company is uncertain for any reason whatsoever as to its duties or rights hereunder [and whether or not Title Company has received any written demand for the Earnest money or notice of objection thereto], notwithstanding anything to the contrary herein, Title Company may deposit the Earnest Money into any court of competent jurisdiction or may decline to take any other action whatsoever. In the event the Earnest Money is deposited in a court by Title Company, Title Company shall be entitled to rely upon the decision of such court. In the event of any dispute whatsoever among the parties with respect to disposition of the Earnest Money other than for Title Company's gross negligence or willful misconduct, Purchaser and Seller shall pay the attorneys' fees and disbursements incurred by Title Company (which said parties shall share equally, but for which said parties shall be jointly and severally liable) for any litigation in which Title Company is named as, or becomes, a party.

         Title Company shall have no duties or responsibilities except those set forth in this Agreement, which the parties hereto agree are ministerial in nature. Seller and Purchaser acknowledge that Title Company is serving without compensation, solely as an accommodation to the parties hereto, and except for the gross negligence or willful misconduct of the Title Company, Title Company shall have no liability of any kind whatsoever arising out of or in connection with its activity as Title Company. Seller and Purchaser jointly and severally agree to and do hereby indemnify and hold harmless Title Company from all suits, actions, loss, costs, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements) ("Liabilities") which may be incurred by reason of its acting as Title Company. In no event shall the Escrow Agent be liable for any lost profits or for any incidental, special, consequential or punitive damages whether or not the Title Company knew of the possibility or likelihood of such damages. Title Company's compliance with its standard procedures for provision of the services required pursuant to this Agreement shall be deemed to constitute the exercise of ordinary and due care.



                            [Signature Page Follows]

PURCHASE AND SALE AGREEMENT                 Signature Page
Haverty's Portfolio Sale

PURCHASER:                               OLP HAVERTY'S LLC,
                                         a Delaware limited liability company

Date of Execution                        By: One Liberty Properties, Inc.,
by Purchaser:                                a Delaware corporation,
                                             its sole member


                                         By:
                                         Name:
                                         Title:


SELLER:                                  HAVERTACQ 11 LLC,
                                         a Delaware limited liability company

Date of Execution                        By:  GEBAM, Inc.,
by Seller:                                    a Delaware corporation,
                                              its sole member


                                         By:
                                         Name:
                                         Title:


The undersigned Title Company hereby acknowledges receipt of the First Deposit and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.

TITLE COMPANY:                          FIRST AMERICAN TITLE INSURANCE TITLE
                                        COMPANY OF NEW YORK

Date of Execution
by Title Company:
                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT

                                      LAND

         3380 Satellite Blvd., Duluth, Georgia  30096

         1725 North Rock Road, Wichita, Kansas  67206

         2 Buckingham Plantation Drive, Bluffton, South Carolina 29910

         11091 Pecan Park Blvd., Cedar Park, Texas  78613

         11871 Jefferson Avenue, Newport News, Virginia  23606

         5169 Virginia Beach Blvd., Virginia Beach, Virginia  23462

         1302 Georgia Highway 85 North, Fayetteville, Georgia  30214

         Hamburg Place, 2150 Paul Jones Way, Lexington, Kentucky  40509

         8600 W. 34th Street, Amarillo, Texas  79121

         4409 Old Bullard Road, Tyler, Texas  75703

         11501 Midlothian Turnpike, Richmond, Virginia  23235

                            EXHIBIT A-1 THROUGH A-11
                         TO PURCHASE AND SALE AGREEMENT

                         LEGAL DESCRIPTIONS OF THE LAND



                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT

                         PURCHASER'S OWNERSHIP STRUCTURE



                                 [SEE ATTACHED]



                       Know Your Customer Data Collection


-----------------------------------------------------------------------------------------------------------------------------------
                                  Relationship
                                  (Equity Owner
Buying Entity or Entities         or Lender)                                                         Public or      Source of Funds
(Equity & Lenders)                               % Interest           Address                        Private (a)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OLP Haverty's LLC                 Equity Owner     100%               60 Cutter Mill Road, Suite 303 Private
                                                                      Great Neck, New York  11021
----------------------------------------- ---------------- ------------------ -----------------------------------------------------
----------------------------------------- ---------------- ------------------ -----------------------------------------------------
One Liberty Properties, Inc.      sole member of   100% membership    60 Cutter Mill Road, Suite 303  Public
                                  buying entity    interests          Great Neck, New York  11021
----------------------------------------- ---------------- ------------------ -----------------------------------------------------
----------------------------------------- ---------------- ------------------ -----------------------------------------------------


----------------------------------------- ---------------- ------------------ -----------------------------------------------------
----------------------------------------- ---------------- ------------------ -----------------------------------------------------


----------------------------------------- ---------------- ------------------ -----------------------------------------------------
----------------------------------------- ---------------- ------------------ -----------------------------------------------------

----------------------------------------- ---------------- ------------------ -----------------------------------------------------

(a) if Publicly traded, please provide stock exchange symbol

------------------------------------------------------- ---------------------------------------------------------------------------

Principal
(Full Name - First, Last & MI)                          Address                             Date of Birth              Citizenship
------------------------------------------------------- ------------------------------------------------------------- -------------
------------------------------------------------------- ------------------------------------------------------------- -------------

------------------------------------------------------- ------------------------------------------------------------- -------------
------------------------------------------------------- ------------------------------------------------------------- -------------

------------------------------------------------------- ------------------------------------------------------------- -------------
------------------------------------------------------- ------------------------------------------------------------- -------------

------------------------------------------------------- ------------------------------------------------------------- -------------
------------------------------------------------------- ------------------------------------------------------------- -------------


------------------------------------------------------- ------------------------------------------------------------- -------------
------------------------------------------------------- ------------------------------------------------------------- -------------


------------------------------------------------------- ------------------------------------------------------------- -------------
This list should include all individuals and companies contributing funds to purchase this asset. This information should be updated throughout the closing process as deletions and/or additions occur.


                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT

                   BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF
                     PERSONAL PROPERTY, WARRANTIES AND LEASE

         HAVERTACQ 11 LLC, a Delaware limited liability company ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by ________________________________________, a ____________________ ("Grantee"),
the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "Project") situated on the land more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the "Land," which together with the Project is sometimes hereinafter called the "Property"):

         (a) All fixtures, equipment, machinery, building materials, furniture, furnishings, carpet drapes, and other intangible personal property owned by Grantor, and all intangible personal property owned by Grantor, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans (the "Personal Property"), and located on, attached to, or used in connection with the operation and maintenance of the Property, but specifically excluding Personal Property owned or leased by Tenant (as defined herein);

         (b) Lease Agreement dated as of August 6, 2002 (the "Lease"), between Grantor, as landlord and Haverty Furniture Companies, Inc. ("Tenant") including the security deposit, if any, under such Lease; and

         (c) Any assignable warranties and guaranties in Grantor's possession relating to the Property or any portion thereof (collectively, the "Warranties"); and

         Grantor and Grantee hereby covenant and agree as follows:

         (i) Grantee accepts the aforesaid assignment and Grantee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings upon the lessor's part to be kept and performed under the Lease from and after the date hereof.

         (ii) Grantor hereby indemnifies and agrees to hold harmless Grantee from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limiting the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantee may incur, sustain, or suffer, or which may be asserted or assessed against Grantee on or after the date hereof, arising out of, pertaining to or in any way connected with Seller's reimbursement obligations to Tenant under the Lease accruing prior to the date hereof.

         (iii) Grantee hereby indemnifies and agrees to hold harmless Grantor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantor may incur, sustain, or suffer, or which may be asserted or assessed against Grantor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Lease, arising from and after the date hereof.

         (iv) This Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

         (v) Neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THE DEEDS), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES, IN ALL CASES EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT OF SALE BETWEEN THE PARTIES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT OF SALE BETWEEN THE PARTIES, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT OF SALE BETWEEN THE PARTIES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT, GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT, GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

         IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Personal Property, Service Contracts, Warranties and Lease on ________, 20__ to be effective as of the _____ day of __________________, 20__.

GRANTOR:                      HAVERTACQ 11 LLC,
                              a Delaware limited liability company

                              By: GEBAM, Inc.,
                                  a Delaware corporation,
                                  its sole member


                              By:
                              Name:
                              Title:
GRANTEE:
                              a

                              By:

                              a

                              its
                              By:
                              Name:
                              Title:

                                    EXHIBIT A
                                  To Assignment

                                LEGAL DESCRIPTION





                                   EXHIBIT B
                                  To Assignment

                                SERVICE CONTRACTS




                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT

                              ESTOPPEL CERTIFICATE

                                 (See Attached)

                                    EXHIBIT E
                         TO PURCHASE AND SALE AGREEMENT

                            TAXPAYER I.D. CERTIFICATE

         In connection with certain Internal Revenue Service reporting requirements imposed upon Seller, Purchaser hereby certifies that listed below is Purchaser's address and taxpayer I.D. number, true and correct as of the Closing Date.

Address:




Taxpayer I.D. No.:

         Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.


                        a
                        By:

                        a
                        its

                        By:
                        Name:
                        Title:

                                    EXHIBIT F
                         TO PURCHASE AND SALE AGREEMENT

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

         THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT ("Assignment"), is made as of this____ day of ____________, 20__, by and between
          ________________________, a ____________________________ ("Seller"),
__________________________________, a ____________________________
("Purchaser"), and __________________________________, a
____________________________ duly formed and organized under the laws of the State of _____________ ("Assignee") (Seller, Purchaser and Assignee are sometimes referred herein, collectively, as the "Parties"). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as such term is defined below).

                                    RECITALS


         A. Seller and Purchaser have entered into that certain Purchase and Sale Agreement ("Purchase Agreement"), dated as of _______________, 20__, for the sale of the property described in the Purchase Agreement ("Property") and commonly known as "_________________," located in the City of _______, County of ______, State of _____ and more particularly described in the Purchase Agreement..


         B. The Parties desire to enter into this Assignment to, among other things, assign the Purchaser's rights and interests in the Purchase Agreement to Assignee and to evidence Assignee's assumption of Purchaser's obligations and liabilities under the Purchase Agreement.

                                   ASSIGNMENT:


         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


         1. Assignment of Purchase Agreement. Purchaser hereby assigns and transfers to Assignee all of Purchaser's right, title, claim and interest in and to the Purchase Agreement, the Property, and all sums paid or deposited into escrow or to Seller by Purchaser in connection with the Purchase Agreement.


         2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement and accepts the foregoing assignment and assumes and agrees to perform all obligations of Purchaser under the Purchase Agreement, in accordance with the terms thereof.


         3. No Release. The assignment and assumption set forth in Paragraphs 1 and 2 hereof shall not release Purchaser from the obligation of Purchaser or Assignee to perform in accordance with the terms of the Purchase Agreement. Purchaser acknowledges that, notwithstanding such assignment and assumption, Purchaser shall remain primarily obligated under the Purchase Agreement and Purchaser and Assignee shall be co-obligors under the Purchase Agreement with joint and several liability for the performance of all obligations of Purchaser set forth thereunder, including, without limitation, the indemnification obligations of Purchaser set forth in the Purchase Agreement.


         4. Amendment to Purchase Agreement. The Purchase Agreement is hereby amended in the following manner:

                  (a) The term "Purchaser" as used in the Purchase Agreement is amended to mean Purchaser and/or Assignee.

                  (b) All exhibits to the Purchase Agreement, as so amended, shall be signed and delivered by Seller and Assignee in accordance with the terms of the Purchase Agreement.

         5. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Seller that each and every representation and warranty made by Purchaser in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date (as defined in the Purchase Agreement) and such representations and warranties apply fully to this Assignment and shall survive the Deed (as defined in the Purchase Agreement). In particular, and without any limitation or affect upon the other representations and warranties made by Purchaser and Assignee under the Purchase Agreement, as amended hereunder, Assignee hereby represents and warrants to Seller that neither Assignee, nor any partner, related entity, or affiliate of Assignee is in any way affiliated with Calkain Realty Advisors or LMB Associates, which representation and warranty shall also survive the Closing and the delivery of the Deed (as defined in the Purchase Agreement) to Assignee. Purchaser acknowledges and agrees to be bound by the disclaimer of representations and warranties contained in Article 5 of the Purchase Agreement, which acknowledgment and agreement and disclaimer shall survive the Deed. Assignee further represents and warrants that:

                  (a) Compliance with International Trade Control Laws and OFAC Regulations.

                           (i) Assignee is not now nor shall it be at any time
until Closing an individual, corporation, partnership, joint venture, associa-tion, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a "Person") with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a "U.S. Person"), is prohibited from transacting business of the type contemplated by the Purchase Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC ["Specially Designated Nationals and Blocked Persons"]) or otherwise.

                           (ii) Neither Assignee nor any Person who owns a
direct interest in Assignee (collectively, a "Purchaser
Party") is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended ("Financial Institution"), is prohibited from transacting business of the type contemplated by the Purchase Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

                  (b)      Assignee's Funds.

                           (i) Assignee has taken, and shall continue to take
until Closing, such measures as are required by law to assure that the source of the Purchase Price is derived (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

                           (ii) Neither Assignee nor any Purchaser Party, nor
any Person providing funds to Assignee (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti Money Laundering Laws; (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws (as defined herein); or (iii) has had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws. For purposes of this Subsection
(ii), the term "Anti-Money Laundering Laws" shall mean laws, regulations and sanctions, state and federal, criminal and civil, that (1) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (2) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (3) require identification and documentation of the parties with whom a Financial Institution conducts business; or (4) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the "Patriot Act"), the Bank Secrecy Act, 31 U.S.C.
Section 5311 et seq., the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

                  (c) Assignee Compliance with Patriot Act. Assignee further represents and warrants that Assignee is in compliance with any and all applicable provisions of the Patriot Act.

                  (d) Cooperation with Seller. After the Closing Date, Assignee agrees to cooperate with Seller, and to cause each Purchaser Party to cooperate with Seller, in providing such additional information and documentation on Assignee's and each Purchaser Party's legal or beneficial ownership, policies, procedures and sources of funds as Seller deems necessary or prudent to enable Seller to comply with Anti Money Laundering Laws as now in existence or hereafter amended.

         The Assignee's representations and warranties set forth above shall survive the Closing or termination of the Purchase Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Assignee's failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Assignee under the Purchase Agreement.

         6. Ratification of Agreements. Except as expressly amended and modified under this Assignment, the Parties hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety.

         7. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

         8. Capitalized Terms. Unless otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

PURCHASER:
                           a

                           By:
                           a
                           its

                           By:
                           Name:
                           Title:


ASSIGNEE:                  a
                           By:

                           a
                           its

                           By:
                           Name:
                           Title:



SELLER:
                           a

                           By:
                           a
                           its

                           By:
                           Name:
                           Title:

                                    EXHIBIT G
                         TO PURCHASE AND SALE AGREEMENT

                                NOTICE TO TENANT


                                _____________, 20





Haverty Furniture Companies, Inc.


         RE: Sale by Havertacq 11 LLC, a Delaware limited liability company ("Landlord") to __________________, a
                  ______________ ("New Landlord"), of the land and buildings subject to that certain Lease Agreement dated as of August 6, 2002, between Landlord and Haverty Furniture Companies, Inc. ("Tenant")

Dear Tenant:

         You are hereby notified that Landlord has sold the properties subject to your Lease to New Landlord. Accordingly, New Landlord, as the new owner of the properties subject to your Lease and now as landlord under the Lease, elects that you attorn to New Landlord in accordance with the Lease and the Lease is and shall continue in full force and effect for the unexpired portions of the term of the Lease upon all of the terms, covenants, conditions and agreements set forth in the Lease.


         Further, you are advised that New Landlord has received and is responsible for Tenant's security deposit in the amount of $

         The address and telephone number of the New Landlord for any notices and all purposes under the Lease is:

         Thank you for your assistance and cooperation during this transition.



LANDLORD:                        HAVERTACQ 11 LLC,
                                 a Delaware limited liability company

                                 By:      GEBAM, Inc.,
                                          a Delaware corporation,
                                          its sole member


                                 By:
                                          Name:
                                          Title:


NEW LANDLORD:
                                          a

                                          By:
                                          a
                                          its

                                          By:
                                          Name:
                                          Title:

                                    EXHIBIT H
                         TO PURCHASE AND SALE AGREEMENT
                              SECURITY INSTRUMENTS

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Duluth, Georgia)

2. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Fayetteville, Georgia)

3. Mortgage Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Wichita, Kansas)

4. Mortgage, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Lexington, Kentucky)

5. Mortgage, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Bluffton, South Carolina)

6. Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing dated August 6, 2002 (Cedar Park,Texas)

7. Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing dated August 6, 2002 (Amarillo, Texas)

8. Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing dated August 6, 2002 (Tyler, Texas)

9. Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Virginia Beach, Virginia)

10. Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Newport News, Virginia)

11. Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 6, 2002 (Richmond, Virginia)

12.      Assignment of Leases and Rents dated August 6, 2002 (Duluth, Georgia)

13.      Assignment of Leases and Rents dated August 6, 2002 (Fayetteville,
 Georgia)

14.      Assignment of Leases and Rents dated August 6, 2002 (Wichita, Kansas)

15.      Assignment of Leases and Rents dated August 6, 2002
(Lexington, Kentucky)

16.      Assignment of Leases and Rents dated August 6, 2002 (Bluffton, South
Carolina)

17.      Assignment of Leases and Rents dated August 6, 2002 (Cedar Park, Texas)

18.      Assignment of Leases and Rents dated August 6, 2002 (Amarillo, Texas)

19.      Assignment of Leases and Rents dated August 6, 2002 (Tyler, Texas)

20.      Assignment of Leases and Rents dated August 6, 2002 (Virginia Beach,
 Virginia)

21.      Assignment of Leases and Rents dated August 6, 2002 (Newport News,
Virginia)

22.      Assignment of Leases and Rents dated August 6, 2002 (Richmond,
 Virginia)

23.      UCC Financing Statements filed as follows:

         (a)      Delaware Secretary of State

         (b)      Gwinnett County, Duluth, Georgia

         (c)      Fayetteville County, Fayetteville, Georgia

         (d)      Sedgwick County, Wichita, Kansas

         (e)      Fayette County, Lexington, Kentucky

         (f)      Beaufort County, Hilton Head, South Carolina

         (g)      Williamson County, Austin Lakeline, Texas

         (h)      Randall County, Amarillo, Texas

         (i)      Smith County, Tyler, Texas

         (j)      Virginia Beach City, Virginia Beach, Virginia

         (k)      Newport News City, Newport News, Virginia

         (l)      Chesterfield County, Midlothian, Virginia

24. Assignment of Agreement, Licenses, Permits and Contracts dated August 6, 2002 25. Deposit Account Agreement dated August 6, 2002

26. Guaranty of General Electric Capital Corporation in favor of Greenwich Capital Financial Products, Inc., dated August 6, 2002

27.      Letter Agreement dated August 6, 2002 (re: insurance)

28. Letter Agreement dated August 6, 2002 (re: Maturity Date and Anticipated Repayment Date)

29. Letter Agreement dated August 6, 2002 (re: certificate of occupancy issued by Chesterfield County, Richmond, Virginia

30.      Mortgage Registration Tax Affidavit (Sedgwick County, Kansas)
31.      Affidavit (Gwinnett County, Georgia)

32. Promissory Note dated August 6, 2002, in the original principal amount of $28,600,000.00.

33.      Loan Agreement dated August 6, 2002.

34.      Subordination, Non-Disturbance and Attornment Agreement dated
 August 6, 2002.

                                    EXHIBIT I
                         TO PURCHASE AND SALE AGREEMENT
                            PURCHASE PRICE ALLOCATION

------------------------------------------------------------
PROPERTY                                 ALLOCABLE PURCHASE PRICE
------------------------------------------------------------
------------------------------------------------------------
Duluth, Georgia                               $3,963,092.00
------------------------------------------------------------
------------------------------------------------------------
Fayetteville, Georgia                         $4,968,886.00
------------------------------------------------------------
------------------------------------------------------------
Wichita, Kansas                               $6,052,966.00
------------------------------------------------------------
------------------------------------------------------------
Lexington, Kentucky                           $4,073,628.00
------------------------------------------------------------
------------------------------------------------------------
Hilton Head (Bluffton), South Carolina        $2,999,226.00
------------------------------------------------------------
------------------------------------------------------------
Amarillo, Texas                               $4,394,147.00
------------------------------------------------------------
------------------------------------------------------------
Cedar Park (Austin), Texas                    $8,084,871.00
------------------------------------------------------------
------------------------------------------------------------
Tyler, Texas                                  $5,253,108.00
------------------------------------------------------------
------------------------------------------------------------
Richmond, Virginia                            $4,416,949.00
------------------------------------------------------------
------------------------------------------------------------
Newport News, Virginia                        $3,825,140.00
------------------------------------------------------------
------------------------------------------------------------
Virginia Beach, Virginia                      $4,348,986.00
------------------------------------------------------------

         These allocations will be adjusted in proportion to the final Purchase Price as calculated per Section 2.1 of this Agreement.

                                    EXHIBIT J
                         TO PURCHASE AND SALE AGREEMENT
               TENANT'S RESPONSE TO NOTICE OF RIGHT OF FIRST OFFER
                                 [See Attached]

 [GRAPHIC OMITTED]

                                    EXHIBIT K
                         TO PURCHASE AND SALE AGREEMENT
                           ALLOCATION OF CLOSING COSTS
PURCHASER
1. One-half (1/2) of any escrow fees and other customary charges of the Title Company 2. The premium for the base Owner's Policy (as defined in Section 6.5(a) of the Purchase Agreement) 3. The cost of any endorsements or additional coverage over the base Owner's Policy 4. The cost of any updates of the Surveys
5. All recording costs 6. Any and all mortgage taxes associated with Purchaser's assumption of the Note and the Loan Documents 7. The State of Virginia transfer taxes as well as the County transfer taxes related to the sale of the Property located in Newport News, Virginia, Virginia Beach, Virginia and Richmond, Virginia 8. Any Lender fees (including attorneys fees) and costs of a mortgagee policy of title insurance associated with Purchaser's assumption of the Note and Loan Documents, other than the 1% assumption fee SELLER 1. One-half (1/2) of any escrow fees and other customary charges of the Title Company 2. The Grantor's Tax related to the sale of the Property located in Newport News, Virginia, Virginia Beach, Virginia and Richmond, Virginia (the Grantor's Tax being calculated at $1.00 per $1,000 of consideration paid) 3. The transfer taxes related to the sale of the Property located in Duluth, Georgia and Fayetteville, Georgia 4. The transfer taxes related to the sale of the Property located in Bluffton, South Carolina 5. The transfer taxes related to the sale of the Property located in Lexington, Kentucky 6. The 1% assumption fee required by lender to be paid in connection with the assumption of the Note and Loan Documents

                                    EXHIBIT L
                         TO PURCHASE AND SALE AGREEMENT
                                SURVEY AFFIDAVIT

STATE OF                                             )
         -----------------------------------
                                                     )  ss.:
COUNTY OF                                            )
                  --------------------------
("Owner") Owner of the premises located at _______________ (the "Property") and in consideration of First American Title Insurance Title Company of New York issuing its policy of title insurance insuring ____________________ (as hereinafter defined), as owner of the Property (the "Title Policy") and being first duly sworn on oath, deposes and states as follows:
1. We have currently examined the attached survey of this property last revised ___________________, made by _______________ (the "Survey") 2. The Survey as of the date hereof accurately shows (i) the location of all currently existing buildings and material improvements located on the Property and (ii) the perimeter of the Property.
This affidavit is given for the purpose of inducing First American Title Insurance Title Company of New York to issue a title insurance policy to without an exception for matters which would be reflected on an accurate survey of the property. I agree to indemnify , as Agent, and First American Title Insurance Title Company of New York for any loss, including costs and attorneys' fees which may be incurred as a result of the statements contained in this Affidavit being untrue.

Sworn to and subscribed
before me this ______
day of _________, 20___
_____________________
Notary Public

  Name:
  Title:

                                    EXHIBIT M
                         TO PURCHASE AND SALE AGREEMENT
                                OWNER'S AFFIDAVIT
                     FIRST AMERICAN TITLE INSURANCE COMPANY


                                OWNER'S AFFIDAVIT


The undersigned, being first duly sworn on oath, hereby deposes and says that to its current actual knowledge:

1        That affiant is the ___________________________ of, GEBAM, Inc., a
         Delaware corporation, which is the sole member of Havertacq 11 LLC, a Delaware limited liability company ("Owner"). General Electric Capital Corporation is also the manager of Owner. Owner owns certain premises commonly described on Schedule I attached hereto (the "Properties"), which are further described in the Title Commitments described on
         Schedule II attached hereto.

2 That during the period of one hundred twenty-five (125) days [190 days for Kentucky] immediately preceding the date of this affidavit no work has been done, and no materials have been furnished in connection with the erection, repair, or removal of any building or other structure on the Properties or in connection with the improvement of said Properties in any manner whatsoever that have not been paid for.

3 During the period of Owner's ownership of the Properties, Owner's title to the Properties has never been disputed, and title insurance for the Properties has never been refused.

4 Owner is validly formed and existing under the laws of the state of its organization and is in good standing in the state of its organization and the states in which the Properties are located. No proceeding is pending for Owner's dissolution.

5 There are no pending suits, lis pendens, judgments, bankruptcies, assignments for the benefit of creditors, executions, liens for past due taxes, assessments, encumbrances, easements, deeds to secure debt, deeds of trust, mortgages, security interests, UCC financing statements, other liens securing money obligations of any kind, that are not shown by the public records and that could affect the title to the Property or constitute a lien thereon.

6 That the Properties are at present in use as retail furniture stores occupied only by Haverty Furniture Companies, Inc. ("Tenant") as a tenant only pursuant to that certain Lease Agreement dated as of August 6, 2002, between Owner, as landlord, and Tenant, as tenant. The Properties are also subject to existing debt in favor of Greenwich Capital Financial Products, Inc., a Delaware corporation ("Lender"). Lender, Tenant and Owner all executed that certain Subordination, Non-Disturbance and Attornment Agreement dated August 6, 2002.

7 That there are no easements or claims of easements not shown by the public records and there are no encroachments, overlaps, boundary line disputes or other matters except as shown on the surveys described on
         Schedule III attached hereto.

8 That there are no taxes, tax liens, assessments or utility bills which have become a lien against the Properties and remain unpaid except as shown by the public records.

9 That undersigned's United States Taxpayer Identification Number is and my United States address is c/o General Electric Capital Corporation, 16479 Dallas Parkway, Suite 500, Addison, Texas 75001.

10       That undersigned is not a "foreign person" as the term is defined in
         Section 1445 of the Internal Revenue Code.

11 Owner hereby indemnifies and agrees to hold harmless First American Title Insurance Company from and against all claims, loss and damages (including reasonable attorney's fees) proximately caused by (A) Seller's execution of a title encumbrance against any of the Properties, except as disclosed on the Title Commitments attached hereto as Schedule II, or (B) Seller's conveyance of any of the Properties to a third party other than OLP Haverty's LLC, except as disclosed on the Title Commitments attached hereto as Schedule II, or
         (C) any of the items set forth in 1-10 above being untrue or inaccurate when made.

DATED as of this  day of         , 200   ,
                ---      --------     ---
at Dallas, Texas.

SELLER:

                               By:
                               Name:
                               Title:


         SUBSCRIBED AND SWORN TO before me this   day of               , 20
                                               ---      ---------------    ----

[SEAL]

                          Notary Public in and for the State of

                          Printed Name:

                          My commission expires:

                                   SCHEDULE I





                                   SCHEDULE II





                                  SCHEDULE III

                                    EXHIBIT N
                         TO PURCHASE AND SALE AGREEMENT
                                   DISCLOSURES
                                  SEE ATTACHED